UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2016

Genesee & Wyoming Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31456	06-0984624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 West Avenue Darien, Connecticut	06820
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 202-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD.

On December 12, 2016, Genesee & Wyoming Inc. (the “Company”) issued a press release announcing that a subsidiary of the Company entered into an agreement to acquire Pentalver Transport Limited from a subsidiary of APM Terminals (a subsidiary of AP Møeller-Maersk A/S) and the expansion of service capabilities in U.K. intermodal logistics.

The full text of the press release attached hereto under Item 9.01 as Exhibit 99.1 is furnished in its entirety pursuant to this Item 7.01 and is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 – Other Events.

Also on December 12, 2016, the Company issued a press release announcing the commencement of a registered underwritten public offering of its Class A Common Stock.

The full text of the press release attached hereto under Item 9.01 as Exhibit 99.2 is incorporated into this Item 8.01 by reference.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time GWI makes the statements and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and GWI cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in this filing include, among others: uncertainties as to whether and when the acquisition will be consummated; general economic and business conditions; and other factors. Readers are cautioned not to place undue reliance on the forward-looking statements included in this filing, which speak only as of the date hereof. GWI does not undertake to update any of these statements in light of new information or future events.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit	Description

99.1	Press release, dated December 12, 2016, announcing Genesee & Wyoming Inc.’s Subsidiary Enters into Agreement to Acquire Pentalver Transport Limited from APM Terminals; Expands Service Capabilities in U.K. Intermodal Logistics.

99.2	Press release, dated December 12, 2016, announcing Genesee & Wyoming Inc.’s Proposed Public Offering of Class A Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

Date: December 12, 2016	By:	/s/ Allison M. Fergus
Name: Allison M. Fergus
Title: General Counsel and Secretary

INDEX OF EXHIBITS

Exhibit	Description

99.1	Press release, dated December 12, 2016, announcing Genesee & Wyoming Inc.’s Subsidiary Enters into Agreement to Acquire Pentalver Transport Limited from APM Terminals; Expands Service Capabilities in U.K. Intermodal Logistics.

99.2	Press release, dated December 12, 2016, announcing Genesee & Wyoming Inc.’s Proposed Public Offering of Class A Common Stock.

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